Exhibit 99.2

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

March 31, 2009

($ millions)

General Account Investments	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	10,799	87	3,194	7,692
Residential mortgage-backed securities (b)	9,694	369	100	9,963
Commercial mortgage-backed securities (c)	8,136	30	1,400	6,766

		Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial mortgage and other loans (d)		22,155	(202)	21,953

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING					Total Amortized Cost
	Vintage	AAA	AA	A	BBB	BB and below		Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	45	16	17	15	438	531	298
	2006	161	202	113	266	614	1,356	975
	2005	17	—	—	—	12	29	23
	2004 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		223	218	130	281	1,064	1,916	1,296

All other portfolios
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	4	17	—	2	317	340	121
	2006	62	159	153	396	718	1,488	592
	2005	—	111	144	145	188	588	261
	2004 and prior	63	477	316	176	112	1,144	574

Total all other portfolios		129	764	613	719	1,335	3,560	1,548

Total collateralized by sub-prime mortgages (2)		352	982	743	1,000	2,399	5,476	2,844

Other asset-backed securities:
Externally managed investments in the European market (3)		—	—	336	415	14	765	823
Collateralized by auto loans		1,010	66	6	94	12	1,188	1,155
Collateralized by credit cards		417	—	1	661	—	1,079	849
Collateralized by non-sub-prime mortgages		968	46	8	36	17	1,075	1,074
Other (4)		588	131	73	231	193	1,216	947

Total asset-backed securities		3,335	1,225	1,167	2,437	2,635	10,799	7,692

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, commercial paper issuances and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our general account asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses, excluding those supported by guarantees from monoline bond insurers, was 32% as of March 31, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of March 31, 2009, based on amortized cost, approximately 83% of these asset-backed securities collateralized by sub-prime mortgages have estimated credit subordination percentages of 20% or more, and 45% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $5.476 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses as of March 31, 2009 were $1.536 billion of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 43% European corporate and bank bonds, 19% bank capital, 13% European asset-backed securities, and 25% other. As of March 31, 2009, the amortized cost and fair value shown in the table above includes the $(739) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $470 million and fair value of $326 million, with less than 1% secured by sub-prime mortgages. Also includes asset backed-securities collateralized by education loans, equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are asset-backed securities held outside the general account in other entities and operations with amortized cost of $241 million and fair value of $222 million. Based on amortized cost, 85% of these securities have credit ratings of AAA, 1% have A A credit ratings, 2% have A credit ratings, and the remaining 12% have credit ratings of BBB or below. As of March 31, 2009, included within these asset-backed securities are securities collateralized by sub-prime mortgages with amortized cost and fair value of $3 million, all of which have AAA credit ratings, with $2 million in the 2006 vintage and $1 million in the 2003 vintage. As of March 31, 2009 there were no collateralized debt obligations held outside the general account in other entities and operations.

Also excluded from the table above are asset-backed securities classified as trading and carried at fair value, including $0.5 billion of trading account assets supporting insurance liabilities, the investment results of which we expect will ultimately accrue to contract holders. An additional $1.1 billion of asset-backed securities as of March 31, 2009 are classified as other trading, including $23 million held outside the general account, 99% of which have credit ratings of AAA, and 1% of which have credit ratings of B and $1.1 billion included in our general account, 92% of asset-backed securities attributable to the Financial Services Businesses have credit ratings of A or above and the remaining 8% virtually all have BBB credit ratings.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

March 31, 2009

($ millions)

(b) Supplemental information for residential mortgage-backed securities:

As of March 31, 2009, based on amortized cost, $9.511 billion of the general account residential mortgage-backed securities attributable to the Financial Services Businesses were publicly traded agency pass-through securities, which are supported by impicit or expicit government guarantees and have credit ratings of AA or above. Collateralized mortgage obligations, including approximately $46 million secured by “ALT-A” mortgages, represented the remaining $183 million of residential mortgage-backed securities; and 79% have credit ratings of A or above, and the remaining 21% with B credit ratings or higher.

Excluded from the above are residential mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $784 million and fair value of $800 million, virtually all of which have AAA credit ratings.

Also excluded from the above are $1.4 billion of residential mortgage-backed securities classified as trading account assets supporting insurance liabilities and carried at fair value, the investment results of which we expect will ultimately accrue to contract holders, and $121 million of residential mortgage-backed securities classified as other trading.

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2009	—	—	—	—	—	—	—
2008	168	4	29	96	23	320	264
2007	1,628	—	3	69	71	1,771	1,409
2006	3,275	4	—	6	10	3,295	2,667
2005	1,444	—	—	12	25	1,481	1,275
2004 and prior	1,146	72	32	15	4	1,269	1,151

Total (1) (2)	7,661	80	64	198	133	8,136	6,766

(1)	The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Financial Services Businesses was 33% as of March 31, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of March 31, 2009, based on amortized cost, approximately 93% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 78% have estimated credit subordination percentages of 30% or more.
(2)	Included in the table above are commercial mortgage-backed securities collateralized by non-U.S. properties with amortized cost of $10 million in AAA, $4 million in AA, $32 million in A, $183 million in BBB and $129 million in BB and below.

Excluded from the table above are commercial mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $65 million and fair value of $59 million, 89% of which have credit ratings of A or better and the remaining 11% have credit ratings of BB and below. Also excluded from the table above are commercial mortgage-backed securities classified as trading and carried at fair value, including $2.1 billion of trading account assets supporting insurance liabilities, the investment results of which we expect will ultimately accrue to contract holders, and $117 million of other trading account assets.

An additional $1 million of commercial mortgage-backed securities held outside the general account as of March 31, 2009 are classified as other trading, all of which have AAA credit ratings.

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

March 31, 2009

($ millions)

(d) Supplemental information for commercial mortgage and other loans:

Commercial mortgages by property type:	Gross Carrying Value	% of Total
Industrial buildings	4,577	20.7%
Office buildings	3,975	18.0%
Retail stores	3,794	17.1%
Apartment complexes	3,529	15.9%
Other	1,751	7.9%
Agricultural properties	1,183	5.3%
Hospitality	1,167	5.3%

Subtotal of commercial mortgages	19,976	90.2%
Uncollateralized loans	1,141	5.2%
Collateralized by residential properties	919	4.1%
Other collateralized loans	119	0.5%

Total commercial mortgage and other loans	22,155	100.0%

Commercial mortgage and other loans by status:	Gross Carrying Value
Performing	22,075
Delinquent, not in foreclosure	52
Delinquent, in foreclosure	8
Restructured	20

Total commercial mortgage and other loans	22,155

As of March 31, 2009, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial mortgages attributable to the Financial Services Businesses was 60% and 1.86 times, respectively.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

March 31, 2009

($ millions)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	5,566	40	2,213	3,393
Residential mortgage-backed securities (b)	2,909	116	97	2,928
Commercial mortgage-backed securities (c)	3,837	2	578	3,261

		Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial mortgage and other loans (d)		8,760	(91)	8,669

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING					Total Amortized Cost
	Vintage	AAA	AA	A	BBB	BB and below		Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	41	17	18	15	284	375	226
	2006	163	208	117	259	369	1,116	833
	2005	17	—	—	—	8	25	20
	2004 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		221	225	135	274	661	1,516	1,079

All other portfolios
	2009	—	—	—	—	—	—	—
	2008	—	—	—	—	—	—	—
	2007	30	10	—	—	326	366	136
	2006	102	—	43	110	989	1,244	521
	2005	21	175	96	68	74	434	230
	2004 and prior	36	468	118	105	67	794	419

Total all other portfolios		189	653	257	283	1,456	2,838	1,306

Total collateralized by sub-prime mortgages (2)		410	878	392	557	2,117	4,354	2,385

Other asset-backed securities:
Collateralized by credit cards		42	—	—	433	—	475	312
Collateralized by auto loans		176	3	2	26	—	207	195
Externally managed investments in the European market (3)		—	—	65	65	—	130	164
Collateralized by education loans		148	20	—	—	6	174	161
Other (4)		100	7	22	40	57	226	176

Total asset-backed securities		876	908	481	1,121	2,180	5,566	3,393

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

March 31, 2009

($ millions)

(2)	The weighted average estimated subordination percentage of our asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business, excluding those supported by guarantees from monoline bond insurers, was 34% as of March 31, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of March 31, 2009 based on amortized cost, approximately 91% of these asset-backed securities collateralized by sub-prime mortgages have credit estimated subordination percentages of 20% or more, and 53% have estimated credit subordination percentages of 30% or more.

In addition to subordination, certain securities, referred to as front pay or second pay securities, benefit from the prioritization of principal cash flows within the senior tranches of the structure. In most instances, these shorter duration senior securities have priority to principal cash flows over other securities in the structure, including longer duration senior securities. Included within the $4.354 billion of asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business as of March 31, 2009 were $1.526 million of securities, on an amortized cost basis, that represent front pay or second pay securities, depending on the overall structure of the securities.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 43% European corporate and bank bonds, 19% bank capital, 13% European asset-backed securities, and 25% other. As of March 31, 2009, the amortized cost and fair value shown in the table above includes the $(151) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $58 million and fair value of $48 million, with none secured by sub-prime mortgages. Also includes asset backed-securities collateralized by equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are $18 million of asset-backed securities classified as trading and carried at fair value, of which 37% are rated A or above and 63% have BBB credit ratings as of March 31, 2009.

(b) Supplemental information for residential mortgage-backed securities:

As of March 31, 2009, based on amortized cost, $2.393 billion of the residential mortgage-backed securities attributable to the Closed Block Business were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AAA. Collateralized mortgage obligations, including approximately $139 million secured by “ALT-A” mortgages, represented the remaining $516 million of residential mortgage-backed securities and 91% have credit ratings of AAA, 3% have A credit ratings, 3% have BBB credit ratings and the remaining 3% have B credit raings.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Mortgage and Other Loans

March 31, 2009

($ millions)

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING					Total Amortized Cost	Total Fair Value
Vintage	AAA	AA	A	BBB	BB and below
2009	—	—	—	—	—	—	—
2008	10	—	—	—	—	10	8
2007	426	—	19	—	—	445	342
2006	881	—	—	—	—	881	708
2005	1,278	—	—	—	—	1,278	1,081
2004 and prior	1,142	37	43	1	—	1,223	1,122

Total (1)	3,737	37	62	1	—	3,837	3,261

(1)	The weighted average estimated subordination percentage of our general account investments in commercial mortgage-backed securities attributable to the Closed Block Business was 32% as of March 31, 2009. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The weighted average estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of March 31, 2009, based on amortized cost, approximately 93% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 60% have estimated credit subordination percentages of 30% or more.

(d) Supplemental information for commercial mortgage and other loans:

Commercial mortgages by property type:	Gross Carrying Value	% of Total
Industrial buildings	1,917	21.9%
Office buildings	1,814	20.7%
Apartment complexes	1,690	19.3%
Retail stores	1,587	18.1%
Agricultural properties	755	8.6%
Other properties	526	6.0%
Hospitality	430	5.0%

Subtotal of commercial mortgages	8,719	99.6%
Uncollateralized loans	40	0.4%
Collateralized by residential properties	1	0.0%
Other collateralized loans	—	0.0%

Total commercial mortgage and other loans	8,760	100.0%

Commercial mortgage and other loans by status:	Gross Carrying Value
Performing	8,756
Delinquent, not in foreclosure	3
Delinquent, in foreclosure	—
Restructured	1

Total commercial mortgage and other loans	8,760

As of March 31, 2009, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investments in commercial mortgages attributable to the Closed Block Business was 54% and 1.94 times, respectively.